UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2019
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FANG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Diamondback Energy, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at 1200 N Walker Ave, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2019. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Steven E. West, Travis D. Stice, Michael L. Hollis, Michael P. Cross, David L. Houston, Mark L. Plaumann and Melanie M. Trent were elected to continue to serve as the Company’s directors until the 2020 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Steven E. West	139,458,919	1,036,553	5,144,370	6,082,646
Travis D. Stice	139,707,735	788,161	5,143,946	6,082,646
Michael L. Hollis	138,898,899	1,574,297	5,166,646	6,082,646
Michael P. Cross	138,415,388	2,089,415	5,135,039	6,082,646
David L. Houston	137,266,468	3,239,542	5,133,832	6,082,646
Mark L. Plaumann	138,429,750	2,075,655	5,134,437	6,082,646
Melanie M. Trent	139,090,247	1,417,587	5,132,008	6,082,646

Proposal 2

The Company’s stockholders approved the Company's 2019 Amended and Restated Equity Incentive Plan. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
137,568,586	2,864,626	5,206,630	6,082,646

Proposal 3

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
138,124,955	2,318,514	5,196,373	6,082,646

Proposal 4

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 was ratified. The results of the vote on Proposal 4 were as follows:

For	Against	Abstain	Non-Votes
150,626,278	788,870	307,340	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	June 11, 2019
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President and Chief Accounting Officer